SUPPLEMENT TO THE

PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN BALANCED FUNDS

EVERGREEN BLEND EQUITY FUNDS

EVERGREEN DOMESTIC GROWTH EQUITY FUNDS

EVERGREEN DOMESTIC VALUE EQUITY FUNDS

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

EVERGREEN MONEY MARKET FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

EVERGREEN SECTOR FUNDS

EVERGREEN SHORT AND INTERMEDIATE TERM BOND FUNDS

EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

EVERGREENSTATEMUNICIPAL BOND FUNDS

EVERGREEN VARIABLE ANNUITY FUNDS

(together, the “Evergreen Funds”)

At a meeting held on September 23-24, 2009, the Boards of Trustees of the Evergreen Funds approved a change in the principal underwriter for the Evergreen Funds from Evergreen Investment Services, Inc. to Wells Fargo Funds Distributor, LLC (“WFFD”).  This change is expected to become effective on January 4, 2010.

WFFD, a wholly-owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California, 94105.  WFFD is also the distributor and principal underwriter of the Wells Fargo Advantage Funds.

September 25, 2009	585150 (09/09)